Exhibit 10.12

September 27, 2017

To:	Idaho Power Company/IDACORP, Inc. Bank Group

From:	Wells Fargo Bank, National Association, as Administrative Agent

Re:
(i) Idaho Power Company $300 Million Credit Agreement dated as of November 6, 2015 (the “Idaho Power Credit Agreement”) and (ii) IDACORP, Inc. $100 Million Credit Agreement dated as of November 6, 2015 (the “IDACORP, Inc. Credit Agreement” and together with the Idaho Power Credit Agreement, the “Credit Agreements”)

Reference is hereby made to the Credit Agreements described above. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreements.

Pursuant to Section 2.21(a) of the Idaho Power Credit Agreement, Idaho Power Company has requested that the Facility Termination Date be extended for an additional year until November 4, 2022. Idaho Power Company has agreed to pay each Lender approving the extension a fee equal to 0.06% of such Lender’s Commitment; provided that such fee shall be payable only in the event that the extension of the Facility Termination Date until November 4, 2022 is approved in accordance with Section 2.21(b) of the Idaho Power Credit Agreement.

Pursuant to Section 2.21(a) of the IDACORP, Inc. Credit Agreement, IDACORP, Inc. has requested that the Facility Termination Date be extended for an additional year until November 4, 2022. IDACORP, Inc. has agreed to pay each Lender approving the extension a fee equal to 0.06% of such Lender’s Commitment; provided that such fee shall be payable only in the event that the extension of the Facility Termination Date until November 4, 2022 is approved in accordance with Section 2.21(b) of the IDACORP, Inc. Credit Agreement.

Please insert your institution’s name and indicate on the following page whether you consent to the requested extension of the Facility Termination Date for each of the Idaho Power Credit Agreement and the IDACORP, Inc. Credit Agreement until November 4, 2022, and email a PDF copy of this letter to Kader Crawford at Robinson, Bradshaw & Hinson, P.A. (kcrawford@robinsonbradshaw.com).

Your response is requested prior to 5:00 p.m. (ET) on October 12, 2017.

Please contact Catherine Coles (phone: 415-834-4822; email: catherine.coles@wellsfargo.com) and Rally Killian (phone: 704-410-4731; email: rally.killian@wellsfargo.com) if you have any questions.

Thank you for your attention to this matter.

Wells Fargo Bank, N.A. hereby:
Lender Name

___X_	CONSENTS to the extension of the Facility Termination Date under the Idaho Power Credit Agreement to November 4, 2022.

______ DOES NOT consent to the extension of the Facility Termination Date under the Idaho Power Credit Agreement to November 4, 2022.

___X_	CONSENTS to the extension of the Facility Termination Date under the IDACORP, Inc. Credit Agreement to November 4, 2022.

______ DOES NOT consent to the extension of the Facility Termination Date under the IDACORP, Inc. Credit Agreement to November 4, 2022.

By: /s/ Keith Luettel
Name: Keith Luettel
Title: Director

Date: October 12, 2017

JPMorgan Chase Bank, N.A. hereby:

___✓_	CONSENTS to the extension of the Facility Termination Date under the Idaho Power Credit Agreement to November 4, 2022.

______ DOES NOT consent to the extension of the Facility Termination Date under the Idaho Power Credit Agreement to November 4, 2022.

___✓_	CONSENTS to the extension of the Facility Termination Date under the IDACORP, Inc. Credit Agreement to November 4, 2022.

______ DOES NOT consent to the extension of the Facility Termination Date under the IDACORP, Inc. Credit Agreement to November 4, 2022.

By: /s/ Nancy R. Barwig
Name: Nancy R. Barwig
Title: Credit Risk Director

Date: October 10, 2017

KeyBank N.A. hereby:
Lender Name

___X_	CONSENTS to the extension of the Facility Termination Date under the Idaho Power Credit Agreement to November 4, 2022.

______ DOES NOT consent to the extension of the Facility Termination Date under the Idaho Power Credit Agreement to November 4, 2022.

___X_	CONSENTS to the extension of the Facility Termination Date under the IDACORP, Inc. Credit Agreement to November 4, 2022.

______ DOES NOT consent to the extension of the Facility Termination Date under the IDACORP, Inc. Credit Agreement to November 4, 2022.

By: /s/ Keven D Smith
Name: Keven D. Smith
Title: Senior Vice President

Date: October 12, 2017

MUFG UNION BANK, N.A. hereby:
Lender Name

___X_	CONSENTS to the extension of the Facility Termination Date under the Idaho Power Credit Agreement to November 4, 2022.

______ DOES NOT consent to the extension of the Facility Termination Date under the Idaho Power Credit Agreement to November 4, 2022.

___X_	CONSENTS to the extension of the Facility Termination Date under the IDACORP, Inc. Credit Agreement to November 4, 2022.

______ DOES NOT consent to the extension of the Facility Termination Date under the IDACORP, Inc. Credit Agreement to November 4, 2022.

By: /s/ Eric Otieno
Name: Eric Otieno
Title: Vice President

Date: October 12, 2017

Bank of America, N.A. hereby:
Lender Name

___X_	CONSENTS to the extension of the Facility Termination Date under the Idaho Power Credit Agreement to November 4, 2022.

______ DOES NOT consent to the extension of the Facility Termination Date under the Idaho Power Credit Agreement to November 4, 2022.

___X_	CONSENTS to the extension of the Facility Termination Date under the IDACORP, Inc. Credit Agreement to November 4, 2022.

______ DOES NOT consent to the extension of the Facility Termination Date under the IDACORP, Inc. Credit Agreement to November 4, 2022.

By: /s/ Timothy G. Holsapple
Name: Timothy G. Holsapple
Title: Senior Vice President

Date: October 11, 2017

U.S. Bank National Association hereby:

___✓_	CONSENTS to the extension of the Facility Termination Date under the Idaho Power Credit Agreement to November 4, 2022.

______ DOES NOT consent to the extension of the Facility Termination Date under the Idaho Power Credit Agreement to November 4, 2022.

___✓_	CONSENTS to the extension of the Facility Termination Date under the IDACORP, Inc. Credit Agreement to November 4, 2022.

______ DOES NOT consent to the extension of the Facility Termination Date under the IDACORP, Inc. Credit Agreement to November 4, 2022.

By: /s/ Michael E. Temnick
Name: Michael E. Temnick
Title: Vice President

Date: October 11, 2017

THE BANK OF NEW YORK MELLON hereby:

___X_	CONSENTS to the extension of the Facility Termination Date under the Idaho Power Credit Agreement to November 4, 2022.

______ DOES NOT consent to the extension of the Facility Termination Date under the Idaho Power Credit Agreement to November 4, 2022.

___X_	CONSENTS to the extension of the Facility Termination Date under the IDACORP, Inc. Credit Agreement to November 4, 2022.

______ DOES NOT consent to the extension of the Facility Termination Date under the IDACORP, Inc. Credit Agreement to November 4, 2022.

By: /s/ Mark W. Rogers
Name: Mark W. Rogers
Title: Vice President

Date: October 11, 2017